UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2021

Stoke Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38938	47-1144582
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Wiggins Ave Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 430-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	STOK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 21, 2021, Stoke Therapeutics, Inc. (the “Company”) announced positive safety, pharmacokinetic (“PK”) and cerebrospinal fluid (“CSF”) exposure data from a planned interim analysis of the multi-center, open-label Phase 1/2a MONARCH study of STK-001 in children and adolescents with Dravet syndrome. STK-001 is an investigational new medicine for the treatment of Dravet syndrome. The MONARCH study is a U.S. multi-center, Phase 1/2a open-label study of children and adolescents ages 2 to 18 who have an established diagnosis of Dravet syndrome. The study is designed to evaluate single-ascending doses (“SAD”) and multiple ascending doses (“MAD”) of STK-001. The primary objectives for the study are to assess the safety and tolerability of STK-001, as well as to characterize blood PK and CSF exposure levels. A secondary objective is to assess the efficacy of STK-001 as measured by the percentage change from baseline in convulsive seizure frequency over a 12-week treatment period.

The interim analysis is based on data from 21 patients who were treated in the single 10 mg (n=5), 20mg (n=4), or 30mg (n=6) dose cohorts of STK-001 and who were followed for at least three months after their dose. Also included in this analysis were six patients from the 20mg MAD dose cohort, most of whom had received three monthly doses of STK-001.

Despite concomitant use of multiple anti-seizure medicines, patients enrolled in MONARCH had a high seizure burden. Patients had a median of 17 convulsive seizures during the 4-week screening period leading up to their first dose of STK-001. More than 85% (18/21) of patients were taking three or more concomitant anti-seizure medicines as maintenance therapy and 67% (14/21) were taking four or more concomitant medicines. The most commonly used anti-seizure medicines were clobazam (13/21, 62%) and fenfluramine (10/21, 48%).

Key findings from the MONARCH study interim analysis include:

•	Single doses of STK-001 up to 30mg and multiple doses of STK-001 at 20mg were found to be well-tolerated with no safety concerns related to the drug.

•	The most common treatment emergent adverse events (“TEAE”) were headache, irritability, vomiting, seizure, and back pain.

•	3/21 (14%) of patients experienced a TEAE that was related to study drug. None of these patients were in the two higher dose groups (30mg single dose or 20mg multiple dose).

•	4/21 (19%) of patients had a treatment-emergent serious adverse event (“SAE”). There were no SAEs related to study drug.

•	A dose proportional increase in study drug exposure was observed in plasma PK.

•

CSF exposure was measurable up to 6 months following a single intrathecal (“IT”) dose, indicating sustained exposure of STK-001 in the brain. A dose-proportional increase in CSF concentration was observed from 20mg to 30mg.

•

Preliminary analyses of daily seizure diaries suggested a trend toward a reduction in median percent change from baseline in convulsive seizure frequency among patients treated with single doses of STK-001. This trend was more evident in the 2 to 12 year-old age group.

•	Based on data available from 11 patients in the SAD cohorts (10mg, 20mg, 30mg), 8 out of 11 patients demonstrated a reduction in convulsive seizure frequency.

No patients discontinued study treatment and, at the time of the analysis, all patients who completed dosing in the SAD portion of MONARCH continued treatment in SWALLOWTAIL, an open label extension study designed to evaluate the long-term safety and tolerability of repeat doses of STK-001.

PK Model Findings

•

A population pharmacokinetic model for intrathecal STK-001 was developed using non-human primate data and was scaled and adjusted using clinical data to predict STK-001 concentrations in plasma, CSF and brain in pediatric patients with Dravet syndrome.

•

Data from the MONARCH study showed that STK-001 levels in plasma and CSF in patients treated with STK-001 correlated very well with model predictions, indicating that plasma and CSF levels observed in patients are good predictors of STK-001 brain levels in patients.

•

Estimated pharmacologically active levels of STK-001 in the brain are conservatively defined as those that could result in a 2-fold increase in Nav1.1, which is anticipated to restore normal physiologic levels in patients’ brain cells.

•

Modeling of early clinical data suggests that 95% of patients are predicted to have pharmacologically active STK-001 brain levels following three doses of 30mg administered one month apart. Half of all patients are anticipated to remain at therapeutic levels for approximately 3 months after the last dose.

Clinical Progress Updates

•	In September, the first patient was dosed in the 30mg MAD portion of the ongoing Phase 1/2a MONARCH study.

•

In September, the first patient was dosed with STK-001 (30mg) in the Phase 1/2a ADMIRAL study of STK-001 for the treatment of children and adolescents with Dravet syndrome in the United Kingdom. This study complements the Company’s ongoing MONARCH study by evaluating multiple doses of STK-001 up to 70mg.

•

Following recent interactions with the U.S. Food and Drug Administration (“FDA”) related to the partial clinical hold on higher dose levels in the MONARCH study, the FDA will allow the Company to add an additional higher dose level (45mg) to the SAD and MAD portions of the MONARCH study.

•	The Company expects to provide greater detail on data from the MONARCH study at the American Epilepsy Society annual meeting December 3-7, 2021 in Chicago, IL.

•	The company expects to share clinical data from multiple doses of 30mg in the second half of 2022.

A copy of the presentation regarding the data announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the ability of STK-101 to treat Dravet syndrome and reduce seizures, the timing and expected progress of clinical trials, data readouts and presentations, and the timing or receipt of regulatory approval. Statements including words such as “plan,” “will,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the Company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Presentation, dated as of September 2021.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOKE THERAPEUTICS, INC.

Date: September 21, 2021	By:	/s/ Stephen J. Tulipano
Stephen J. Tulipano
Chief Financial Officer